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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2008


                                    NVR, Inc.
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             (Exact name of registrant as specified in its charter)


           Virginia                       1-12378               54-1394360
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


     11700 Plaza America Drive, Suite 500, Reston, Virginia        20190
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            (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code: 703-956-4000



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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))
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Item 2.02      Results of Operations and Financial Condition

      On April 18, 2008, NVR, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2008. A copy of this press release is furnished hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits

      (c)   Exhibits

            Number    Description
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            99.1      Press release dated April 18, 2008.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NVR, Inc.


Date: April 21, 2008                       By:    /s/ Dennis M. Seremet
                                                  ------------------------------
                                           Name:  Dennis M. Seremet
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit Number      Exhibit Description
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99.1                Press release dated April 18, 2008.


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